UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 11, 2008

                             OrganiTECH U.S.A. INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                 000-22151                     93-0969365
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(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               dentification No.)

          Registrant's telephone number, including area code 4-959-0515

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
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[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

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     Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 - Entry into Material Definitive Contracts

On May 11, 2008, the Board of Directors of Organitech USA Inc., approved the execution of an agreement for the sale of its hydroponics greenhouses to a European customer for more than 1 million U.S. Dollars.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                         OrganiTECH U.S.A., INC.
                                                         (Registrant)
Date  May 16, 2008

                                                         By: /s/ Rachel Bennun
                                                         ---------------------
                                                         (Signature)
                                                         Rachel Bennun
                                                         Chief Executive Officer